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                             AMENDMENT TO LEASE AGREEMENT
                             ----------------------------

     This, Amendment to Lease Agreement is made and entered into as of this 30th day of August, 1991 by and between Phoenix Nursing Home Limited Partnership, an Illinois limited partnership ("Lessor"), Horizon Healthcare Corporation, a New Mexico corporation ("Lessee") and Sunrise Healthcare Corporation, a New Mexico corporation ("Sublessee").

                                      RECITALS:
                                      ---------

     A. Lessor and Lessee entered into that certain Lease Agreement (the "Lease") dated December 18, 1987 for that certain nursing home facility located in Phoenix, Arizona formerly known as Phoenix Jewish Care Center and now known as Coronado Care Center (the "Facility");

     B. Lessor, Lessee and Sublessee entered into that certain Sublease, Assumption and Consent Agreement dated May 31, 1990 (the "Sublease") pursuant to which Lessee subleased the Facility to Sublessee;

     C. Phoenix Nursing Home Limited Partnership II, an Illinois limited partnership (the "New Partnership") has acquired a certain parcel of real estate adjacent to the Facility and Lessor intends to construct thereon a 65 bed nursing home facility also to be known as Coronado Care Center (the "New Facility"). The general partners of Lessor are also general partners of the New Partnership;

     D. Sublessee desires to Lease the New Facility from the New Partnership and the New Partnership desires to lease the New Facility to Sublessee and the New Partnership and Sublessee have entered, into that certain Lease Agreement (the "New Lease") dated August 30, 1991 for said purpose; and

     E. In connection with Sublessee's lease of the New Facility pursuant to the New Lease and the parties desire to have the terms of the Lease and the New Lease consistent, the parties hereto have agreed to amend the terms of the Lease subject to the terms herein contained.

     NOW, THEREFORE, for and in consideration of the mutual terms, provisions and conditions herein contained, the receipt, sufficiency and adequacy of which is hereby acknowledged, and other good and valuable consideration, the parties hereto agree as follows:

     1. The parties hereto acknowledge that the New Partnership and Sublessee have entered into the New Lease with respect to the New Facility and that there exist certain differences and inconsistencies between the terms of the New Lease and the Lease. The parties hereto agree that, from and after the date hereof, to the extent that any of the terms of the New Lease are different from or inconsistent with the parallel provisions of the Lease, or require compliance with higher standards or new requirements, the terms of the Lease are hereby deemed amended to conform to such provisions of the New Lease.

     2. Notwithstanding anything to the contrary contained in paragraph 1 above, the following shall apply to the Lease from and after the date hereof:

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          (a) Sections 1.1 (a), 1.1 (b), 1.1 (c), 1.1 (d), 2.1, 3.1, 4.1 and
          4.2 of the Lease shall remain in full force and effect, unmodified by the terms of the New Lease or this Amendment;

          (b) The reference to the Coronado Lease in Section 3.2 of the New Lease shall be deemed to refer to the New Lease for the purposes of the Lease such that Lessee may only exercise its option to extend the lease term contained in the Lease if it also exercises its option to extend the lease term contained in the New Lease;

          (c) The reference to the Coronado Lease in Section 18.1 of the New Lease shall be deemed to refer to the New Lease for the purposes of the Lease, such that Lessee may only request Lessor's consent to an assignment or sublease pursuant to the Lease if it also requests Lessor's consent to an assignment or sublease pursuant to the New Lease; and

          (d) Sections 19.1 (1), 28.1 and 31.1 of the New Lease are intended to apply solely to the Sublessee's obligations under the New Lease and shall not be deemed part of the Lease.

     3. In the event that the terms, provisions and agreements contained herein conflict with those contained in the Lease, the terms of this Amendment shall prevail. Any and all terms defined in the Lease and used herein shall have the same meaning as set forth in the Lease.

     4. This Amendment shall amend, modify and alter the terms and conditions of the Lease to the extent expressly herein provided. Lessor and Lessee acknowledge and agree, however, that except as expressly amended, modified or altered herein, the terms, provisions and agreements contained in the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have made, executed and delivered this Amendment as of this 30th day of August, 1991.

Lessor:

Phoenix Nursing Home Limited Partnership, an Illinois limited partnership

By: /s/ Zev Karkomi                    , a
   -------------------------------------
    general partner

Lessee:

Horizon Healthcare Corporation, a
New Mexico corporation

By:
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     Its: Vice President
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Sublessee:

Sunrise Healthcare Corporation, a
New Mexico corporation

By: /s/ Andrew L. Turner
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       Its: President
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